                                                                    EXHIBIT II

                             PRELIMINARY TERM SHEET

                          [CITIFINANCIAL MORTGAGE LOGO]

                  CITIFINANCIAL MORTGAGE SECURITIES INC. 2004-1
                $[520,894,000] OFFERED CERTIFICATES (APPROXIMATE)

          CITIFINANCIAL MORTGAGE COMPANY, INC. (ORIGINATOR & SERVICER)
                 CITIFINANCIAL MORTGAGE SECURITIES INC. (ISSUER)

                                [CITIGROUP LOGO]

                                 MARCH 23, 2004

The information herein has been provided solely by Citigroup Global Markets ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP I CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                                 EST.   EST. PRIN.   EXPECTED     STATED          EXPECTED
             APPROX.                                             WAL      WINDOW      FINAL       FINAL            RATINGS
CLASS    SIZE ($)(1)(2)              TYPE               BMARK    (YRS)    (MOS)      MATURITY    MATURITY    (S&P/MOODY'S/FITCH)
--------------------------------------------------------------------------------------------------------------------------------
AF-1       202,263,000    Floater - Senior (Offered)     1mL     1.00      1-27      Jun 2006    Apr 2034      AAA / Aaa / AAA
AF-2        64,155,000     Fixed - Senior (Offered)     SWAPS    3.00     27-51      Jun 2008    Apr 2034      AAA / Aaa / AAA
AF-3        24,586,000     Fixed - Senior (Offered)     SWAPS    5.00     51-73      Apr 2010    Apr 2034      AAA / Aaa / AAA
AF-4        25,927,000     Fixed - Senior (Offered)     SWAPS    7.51     73-94      Jan 2012    Apr 2034      AAA / Aaa / AAA
AF-5        41,293,000       Fixed - Senior NAS         SWAPS    6.44     40-94      Jan 2012    Apr 2034      AAA / Aaa / AAA
                                  (Offered)
MF-1        12,388,000           Fixed - Mezz           SWAPS    5.39     39-94      Jan 2012    Apr 2034      AA+ / Aa1/ AA+
MF-2         9,291,000           Fixed - Mezz           SWAPS    5.38     38-94      Jan 2012    Apr 2034       AA / Aa2 / AA
MF-3         6,194,000           Fixed - Mezz           SWAPS    5.38     38-94      Jan 2012    Apr 2034      AA- / Aa3 / AA-
MF-4         6,194,000           Fixed - Mezz           SWAPS    5.38     38-94      Jan 2012    Apr 2034       A+ / A1 / A+
MF-5         6,195,000           Fixed - Mezz           SWAPS    5.37     37-94      Jan 2012    Apr 2034        A / A2 / A
MF-6         5,161,000           Fixed - Mezz           SWAPS    5.37     37-94      Jan 2012    Apr 2034       A- / A3 / A-
MF-7         5,162,000           Fixed - Mezz           SWAPS    5.37     37-94      Jan 2012    Apr 2034     BBB+ / Baa1 / BBB+
MF-8         4,129,000           Fixed - Mezz           SWAPS    5.37     37-94      Jan 2012    Apr 2034      BBB / Baa2 / BBB

                                   TO MATURITY

                                                              EST.   EST. PRIN.   EXPECTED    STATED         EXPECTED
           APPROX.                                            WAL      WINDOW      FINAL      FINAL           RATINGS
CLASS   SIZE($)(1)(2)           TYPE                BMARK    (YRS)     (MOS)      MATURITY   MATURITY   (S&P/MOODY'S/FITCH)
---------------------------------------------------------------------------------------------------------------------------
AF-1     202,263,000   Floater - Senior (Offered)    1mL      1.00       1-27     Jun 2006   Apr 2034     AAA / Aaa / AAA
AF-2      64,155,000    Fixed - Senior (Offered)    SWAPS     3.00      27-51     Jun 2008   Apr 2034     AAA / Aaa / AAA
AF-3      24,586,000    Fixed - Senior (Offered)    SWAPS     5.00      51-73     Apr 2010   Apr 2034     AAA / Aaa / AAA
AF-4      25,927,000    Fixed - Senior (Offered)    SWAPS    10.87     73-218     May 2022   Apr 2034     AAA / Aaa / AAA
AF-5      41,293,000       Fixed - Senior NAS       SWAPS     6.78     40-215     Feb 2022   Apr 2034     AAA / Aaa / AAA
                               (Offered)
MF-1      12,388,000         Fixed - Mezz           SWAPS     6.07     39-176     Nov 2018   Apr 2034      AA+ / Aa1/ AA+
MF-2       9,291,000         Fixed - Mezz           SWAPS     6.04     38-169     Apr 2018   Apr 2034      AA / Aa2 / AA
MF-3       6,194,000         Fixed - Mezz           SWAPS     6.01     38-162     Sep 2017   Apr 2034     AA- / Aa3 / AA-
MF-4       6,194,000         Fixed - Mezz           SWAPS     5.99     38-157     Apr 2017   Apr 2034       A+ / A1 / A+
MF-5       6,195,000         Fixed - Mezz           SWAPS     5.95     37-150     Sep 2016   Apr 2034        A / A2 / A
MF-6       5,161,000         Fixed - Mezz           SWAPS     5.89     37-142     Jan 2016   Apr 2034       A- / A3 / A-
MF-7       5,162,000         Fixed - Mezz           SWAPS     5.82     37-134     May 2015   Apr 2034    BBB+ / Baa1 / BBB+
MF-8       4,129,000         Fixed - Mezz           SWAPS     5.72     37-123     Jun 2014   Apr 2034     BBB / Baa2 / BBB

                                  PRICING SPEED

GROUP I - FIXED   23% HEP   (1) Certificate sizes are subject to a variance of +/- 5%
GROUP II - ARMS   28% CPR   (2) Certificate sizes are subject to final rating agency approval

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-01
$[520,894,000] (Approximate)

                   STRUCTURE OVERVIEW - GROUP II CERTIFICATES

                           TO 10% OPTIONAL TERMINATION

                                                  EST.    EST. PRIN.   EXPECTED    STATED        EXPECTED
           APPROX.                                WAL      WINDOW       FINAL      FINAL          RATINGS
CLASS   SIZE($)(1)(2)        TYPE         BMARK   (YRS)    (MOS)       MATURITY   MATURITY   (S&P/MOODY'S/FITCH)
---------------------------------------------------------------------------------------------------------------
AV-1     162,670,000   Floater - Senior    1mL    2.24       1-94      Jan 2012   Apr 2034     AAA / Aaa / AAA
                           (Offered)
MV-1      10,404,000    Floater - Mezz     1mL    4.91      41-94      Jan 2012   Apr 2034     AA+ / Aa1/ AA+
MV-2       5,201,000    Floater - Mezz     1mL    4.83      40-94      Jan 2012   Apr 2034      AA / Aa2 / AA
MV-3       1,892,000    Floater - Mezz     1mL    4.81      39-94      Jan 2012   Apr 2034     AA- / Aa3 / AA-
MV-4       1,419,000    Floater - Mezz     1mL    4.79      39-94      Jan 2012   Apr 2034      A+ / A1 / A+
MV-5       1,891,000    Floater - Mezz     1mL    4.79      39-94      Jan 2012   Apr 2034       A / A2 / A
MV-6       1,892,000    Floater - Mezz     1mL    4.77      38-94      Jan 2012   Apr 2034      A- / A3 / A-
MV-7       1,892,000    Floater - Mezz     1mL    4.76      38-94      Jan 2012   Apr 2034   BBB+ / Baa1 / BBB+
MV-8       1,891,000    Floater - Mezz     1mL    4.77      38-94      Jan 2012   Apr 2034    BBB / Baa2 / BBB

                                   TO MATURITY

                                                   EST.   EST. PRIN. EXPECTED    STATED           EXPECTED
           APPROX.                                 WAL     WINDOW     FINAL      FINAL            RATINGS
CLASS   SIZE($)(1)(2)         TYPE         BMARK   (YRS)   (MOS)     MATURITY   MATURITY     (S&P/MOODY'S/FITCH)
---------------------------------------------------------------------------------------------------------------
AV-1     162,670,000    Floater - Senior    1mL    2.38     1-183    Jun 2019   Apr 2034       AAA / Aaa / AAA
                            (Offered)
MV-1      10,404,000     Floater - Mezz     1mL    5.20    41-148    Jul 2016   Apr 2034        AA+ / Aa1/ AA+
MV-2       5,201,000     Floater - Mezz     1mL    5.09    40-135    Jul 2015   Apr 2034        AA / Aa2 / AA
MV-3       1,892,000     Floater - Mezz     1mL    5.04    39-126    Sep 2014   Apr 2034       AA- / Aa3 / AA-
MV-4       1,419,000     Floater - Mezz     1mL    5.01    39-123    Jun 2014   Apr 2034         A+ / A1 / A+
MV-5       1,891,000     Floater - Mezz     1mL    4.99    39-119    Feb 2014   Apr 2034          A / A2 / A
MV-6       1,892,000     Floater - Mezz     1mL    4.93    38-114    Sep 2013   Apr 2034         A- / A3 / A-
MV-7       1,892,000     Floater - Mezz     1mL    4.88    38-109    Apr 2013   Apr 2034      BBB+ / Baa1 / BBB+
MV-8       1,891,000     Floater - Mezz     1mL    4.80    38-102    Sep 2012   Apr 2034       BBB / Baa2 / BBB

                                  PRICING SPEED

GROUP I - FIXED     23% HEP
GROUP II - ARMS     28% CPR

(1) Certificate sizes are subject to a variance of +/- 5%

(2) Certificate sizes are subject to final rating agency approval

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                         CitiFinancial Mortgage Securities Inc.
                                     REMIC Pass-Through Certificates, Series
                                     2004-1

Certificates Offered:                $[189,152,230] Group I Senior Certificates
                                     $[412,938,928] Group II Senior Certificates
                                     (each subject to a variance of 5%)

Issuer:                              CitiFinancial Mortgage Securities Inc.

Originator and Servicer:             CitiFinancial Mortgage Company, Inc.

Servicer Fee:                        0.50% per annum

Trustee:                             U.S. Bank National Association

Administrative Fee:                  0.02% per annum

Note Custodian:                      Wachovia Bank, N.A.

Group I Certificates:                Class AF-1, Class AF-2, Class AF-3, Class
                                     AF-4, Class AF-5, Class MF-1, Class MF-2,
                                     Class MF-3, Class MF-4, Class MF-5, Class
                                     MF-6, Class MF-7 and Class MF-8
                                     Certificates

Group II Certificates:               Class AV-1, Class MV-1, Class MV-2, Class
                                     MV-3, Class MV-4, Class MV-5, Class MV-6,
                                     Class MV-7 and Class MV-8 Certificates

Group I Senior Certificates:         Class AF-1, Class AF-2, Class AF-3, Class
                                     AF-4 and Class AF-5 Certificates

Group I Subordinate Certificates:    Class MF-1, Class MF-2, Class MF-3, Class
                                     MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates

Group II Senior Certificates:        Class AV-1 Certificates

Group II Subordinate Certificates:   Class MV-1, Class MV-2, Class MV-3, Class
                                     MV-4, Class MV-5, Class MV-6, Class MV-7 and Class MV-8 Certificates

The Offered Certificates:            Class AF-1, Class AF-2, Class AF-3, Class
                                     AF-4, Class AF-5 and Class AV-1
                                     Certificates

The Non-Offered Certificates:        Class MF-1, Class MF-2, Class MF-3, Class
                                     MF-4, Class MF-5, Class MF-6, Class MF-7,
                                     Class MF-8, Class MV-1, Class MV-2, Class
                                     MV-3, Class MV-4, Class MV-5, Class MV-6,
                                     Class MV-7 and Class MV-8 Certificates

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Certificate Ratings:            The Offered Certificates are expected to receive
                                ratings of AAA/Aaa/AAA from Standard & Poor's
                                Ratings Service, a division of The McGraw-Hill
                                Companies, Inc. ("S&P") , Moody's Investors
                                Service, Inc. ("Moody's"), and Fitch Ratings
                                ("Fitch")

Underwriters:                   Citigroup Global Markets Inc. (lead manager)
                                Greenwich Capital Markets (co-manager)
                                Bear, Stearns & Co. Inc (co-manager)

Pricing Date:                   March [23], 2004

Settlement Date:                March 30, 2004

Record Date:                    For the Group I Certificates, with the exception
                                of the Class AF-1 Certificates, the last business day of the month preceding the month in which the Distribution Date occurs. For the Class AF-1 Certificates and the Group II
                                Certificates, the business day immediately preceding the Distribution Date.

Distribution Date:              The 25th of each month, or the next succeeding
                                Business Day commencing April 26, 2004

Cut-Off Date:                   March 1, 2004

Statistical Calculation Date:   March 1, 2004

Delay Days:                     24 days on the Group I Certificates (with the
                                exception of the Class AF-1 Certificates); 0 days on the Class AF-1 Certificates and the Group II Certificates

Day Count:                      30/360 on Group I Certificates (with the
                                exception of the Class AF-1 Certificates);
                                Actual /360 on the Class AF-1 Certificates and the Group II Certificates

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Accrued Interest:               With the exception of the Class AF-1
                                Certificates, the Group I Certificates settle with accrued interest from March 1, 2004. The
                                Class AF-1 Certificates and the Group II
                                Certificates settle flat (no accrued interest).

Interest Accrual Period:        With respect to the Group I Certificates (with
                                the exception of the Class AF-1 Certificates), interest accrues during the month preceding the current Distribution Date.

                                With respect to the Class AF-1 Certificates and the Group II Certificates, interest accrues from the previous Distribution Date (or in the case of the first Distribution Date, from the Closing
                                Date) to the day prior to the current
                                Distribution Date.

Clearing:                       DTC, Euroclear or Clearstream

SMMEA Eligibility:              The Offered Certificates are expected to be
                                SMMEA eligible

ERISA Eligibility:              The Offered Certificates are expected to be
                                ERISA eligible

Tax Status:                     One or more REMICs for Federal income tax
                                purposes

Company Profile:                CitiFinancial Mortgage Company, Inc. ("CFMC" or
                                the "Company") is a subsidiary of CitiFinancial
                                Credit Company ("CitiFinancial"), which is a wholly-owned subsidiary of Citigroup (symbol "C" on the NYSE and rated AA+/Aa1/AA- by Fitch, Moody's and S&P). CitiFinancial traces its roots back to Commercial Credit Corporation, a consumer finance company that was founded in 1912. CFMC, headquartered in Irving, Texas, provides primarily sub-prime mortgage loans nationwide through direct and indirect channels.
                                In November of 2000, Citigroup completed its merger with Associates First Capital Corporation and merged its mortgage operations with the CitiFinancial real estate lending operations to form CFMC.

                                CFMC currently has over 3,000 employees. The
                                Company has a serviced loan portfolio of approximately $23 billion, with origination volume of approximately $580 million per month. The Company operates a centralized Servicing Department out of two locations, one in Texas and one in Arizona. CFMC's servicing was upgraded to RPS2 by Fitch Ratings on December 30, 2003. CFMC is also on S&P's select servicer list.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Senior Certificates        The monthly Pass-Through Rates of the Group I
Interest Rates:                    Senior Certificates will be as follows:
                                      Class AF-1: The lesser of:

                                                  (i) one-month LIBOR + [TBD]%

                                                  (ii) The Group I Net WAC Cap

                                      Class AF-2     [TBD]%
                                      Class AF-3     [TBD]%
                                      Class AF-4     [TBD]%
                                      Class AF-5     [TBD]%

                                   For any Distribution Date in which the
                                   Pass-Through Rate for the Class AF-1
                                   Certificates is limited to the Group I Net
                                   WAC Cap, the Class AF-1 Certificates will be entitled to recover the resulting Group I Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

Group I Subordinate Certificates   The monthly Pass-Through Rates on the Group I
Interest Rates:                    Subordinate Certificates will be as follows:

                                      Class MF-1    [TBD]%
                                      Class MF-2    [TBD]%
                                      Class MF-3    [TBD]%
                                      Class MF-4    [TBD]%
                                      Class MF-5    [TBD]%
                                      Class MF-6    [TBD]%
                                      Class MF-7    [TBD]%
                                      Class MF-8    [TBD]%

Group II Senior Certificates       The monthly Pass-Through Rate of the Group II
Interest Rate:                     Senior Certificates will be as follows:

                                   Class AV-1: The lesser of:

                                                  (i) one-month LIBOR + [TBD]%

                                                  (ii) The Group II Net WAC Cap

                                   For any Distribution Date in which the
                                   Pass-Through Rate for the Group II Senior
                                   Certificates is limited to the Group II Net
                                   WAC Cap, the Group II Senior Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Subordinate   The monthly Pass-Through Rates on the Group II
Interest Rates:        Subordinate Certificates will be as follows:

                       Class MV-1: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-2: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-3: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-4: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-5: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-6: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-7: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       Class MV-8: The lesser of:

                                   (i) one-month LIBOR + [TBD]%

                                   (ii) The Group II Net WAC Cap

                       For any Distribution Date in which the Pass-Through Rates for the Group II Subordinate Certificates are limited to the Group II Net WAC Cap, the Group II Subordinate Certificates will be entitled to recover the resulting Group II Net WAC Cap Carryover on such Distribution Date or future Distribution Dates to the extent of available funds.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Excess Interest:       The initial weighted average net coupon of the Mortgage
                       Loans will be greater than the weighted average interest rates on the Certificates, resulting in Excess Interest calculated approximately in the following manner:

GROUP I -FIXED
Initial Group I Gross WAC:                   [7.20]%
  Less Servicing and trustee fees:            0.52%
  Less  weighted average certificate coupon: [2.57]%
===================================================
Approximate Initial Excess Interest(1):      [4.11]%

GROUP II - ARM
Initial Group II Gross WAC:                     [6.88]%
  Less Servicing and trustee fees:               0.52%
  Less  weighted average certificate coupon:    [1.38]%
======================================================
Approximate Initial Excess Interest(1):         [4.98]%

(1)  This amount will vary on each distribution date based on changes to:

(i)  Weighted average gross coupons on the mortgage loans, and/or

(ii) Rates of the Certificates

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                           PRELIMINARY SUMMARY OF TERMS

Delinquency Advances:   The Servicer will advance delinquent interest
                        and principal to the trust out of its own funds or out of collections on the Mortgage Loans that are not required to be distributed on the related Distribution
                        Date, as long as the Servicer, in its sole discretion, deems such amounts to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Servicing Advances:     The Servicer will pay all out-of-pocket costs related to
                        its obligations, including, but not limited to: (a) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of that Mortgage Loan, (b) the costs of any judicial proceedings, including foreclosures and (c) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, therefore, these advances are not a form of credit enhancement.

Compensating Interest:  The Servicer will be required to remit any interest shortfalls due to the receipt of less than 30 days of accrued interest with respect to a full or partial prepayment to the extent funds are available after making other required distributions on the related Distribution Date, subject to a maximum of 50% of the Servicer Fee.

Group I Net WAC Cap     The Certificate Interest Rate of the Class AF-1
                        Certificates adjusts monthly and is equal to the lesser of (i) one month LIBOR plus the applicable margin (the
                        "Formula Rate") and (ii) the Group I Net WAC Cap. As to any Distribution Date and the Class AF-1 Certificates, the Group I Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group I
                        Mortgage Loans less the Servicing Fee Rate and the
                        Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap     As to any Distribution Date and the Class AF-1
Carryover:              Certificates, the sum of (a) the excess, if any, of the
                        amount payable under the related Formula Rate over the amount payable due to the Group I Net WAC Cap for such Class and such Distribution Date, (b) any Group I Net
                        WAC Carryover remaining unpaid from prior Distribution
                        Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Net WAC Cap:

The Certificate Interest Rates of the Group II Senior Certificates and the Group II Subordinate Certificates adjust monthly and are equal to the lesser of (i) the Formula Rate and (ii) the Group II Net WAC Cap. As to any Distribution Date and the Group II Senior Certificates and the Group II Subordinate Certificates, the Group II Net WAC Cap is equal to the product of (i) the weighted average interest rate of the Group II Mortgage Loans less the Servicing Fee Rate and the Administrative Fee Rate, and (ii) 30 divided by the number of days in the related accrual period.

Group II Net WAC Cap Carryover:

As to any Distribution Date and the Group II Senior Certificates and the Group II Subordinate Certificates, the sum of (a) the excess, if any, of the amount payable under the related Formula Rate over the amount payable due to the Group II Net WAC Cap for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the related Formula Rate.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Principal Distribution Amount:

On any Distribution Date, the lesser of (i) the outstanding principal balance of the Group I Certificates and (ii) the aggregate principal collections on the Group I Mortgage Loans minus any Group I Subordination Decrease Amount plus any Group I Subordination Increase Amount.

Group I Senior Principal Distribution Amount:

Prior to the Group I Stepdown Date or while a Group I Trigger Event is in effect, the Group I Senior Principal Distribution Amount will equal 100% of the Group I Principal Distribution Amount.

On or after the Group I Stepdown Date, assuming a Group I Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will equal the lesser of (i) the Group I Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group I Senior Certificates over the lesser of (a) approximately [66.80]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

The remaining principal amount, if any, will be allocated to the Group I Subordinate Certificates to maintain their respective Group I Stepdown Percentages.

Class AF-5 Principal Distribution Amount:

On any Distribution Date, the Class AF-5 Principal Distribution Amount is equal to the Class AF-5 Lockout Percentage multiplied by the Class AF-5 Pro-Rata Allocation Percentage of the Group I Senior Principal Distribution Amount. The Class AF-5 Pro-Rata Allocation Percentage (the "Class AF-5 Pro-Rata Allocation Percentage") is equal to the outstanding principal balance of the Class AF-5 Certificates divided by the aggregate outstanding principal balance of the Class AF-1, Class AF-2, Class AF-3, Class AF-4 , and Class AF-5 Certificates.

The Class AF-5 Lockout Percentage is equal to the following:

Distribution Dates          Class AF-5 Lockout Percentage
------------------          -----------------------------
   1 - 36                                0%
  37 - 60                               45%
  61 - 72                               80%
  73 - 84                              100%
  85 and thereafter                    300%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-1 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior Certificates after distribution of the Group I Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MF-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [72.80]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-2 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior or Class MF-1 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior and Class MF-1 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior and Class MF-1 Certificates after distribution of the Group I Senior and Class MF-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [77.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-3 Principal  Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1 or Class MF-2 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1 and Class MF-2 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of
(i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1 and Class MF-2 Certificates after distribution of the Group I Senior, Class MF-1 and Class MF-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [80.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-4 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2 or Class MF-3 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2 and Class MF-3 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-5 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2, Class MF-3 or Class MF-4 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates have been reduced to zero;
(ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3 and Class MF-4 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-5 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [86.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-6 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4 or Class MF-5 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of
(i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, and Class MF-5 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-6 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [88.80]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MF-7 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 or Class MF-6 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates have been reduced to zero; (ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class MF-6 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-7 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [91.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

Class MF-8 Principal Distribution Amount:

(i) Prior to the Group I Stepdown Date and on any Distribution Date on which a Group I Trigger Event is in effect, zero if any of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 or Class MF-7 Certificates remain outstanding; 100% of the Group I Principal Distribution Amount if the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7 Certificates have been reduced to zero;
(ii) on or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, and Class MF-7 Certificates after distribution of the Group I Senior, Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6 and Class MF-7 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MF-8 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [93.30]% times the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus the Group I OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Principal Distribution Amount:

On any Distribution Date, the lesser of (i) the outstanding principal balance of the Group II Certificates and (ii) the aggregate principal collections on the Group II Mortgage Loans minus any Group II Subordination Decrease Amount plus any Group II Subordination Increase Amount.

Group II Senior Principal Distribution Amount:

Prior to the Group II Stepdown Date or while a Group II Trigger Event is in effect, the Group II Senior Principal Distribution Amount will equal 100% of the Group II Principal Distribution Amount.

On or after the Group II Stepdown Date; assuming the Group II Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will equal the lesser of (i) the Group II Principal Distribution Amount and (ii) the excess of the outstanding principal balance of the Group II Senior Certificates over the lesser of (a) approximately [65.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

The remaining principal amount, if any, will be allocated to the Group II Subordinate Certificates to maintain their respective Group II Stepdown Percentages.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-1 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior Certificates after distribution of the Group II Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding principal balance of the Class MV-1 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [76.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-2 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior or Class MV-1 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior and Class MV-1 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior and Class MV-1 Certificates after distribution of the Group II Senior and Class MV-1 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-2 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [81.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-3 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1 or Class MV-2 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1 and Class MV-2 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of
(i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1 and Class MV-2 Certificates after distribution of the Group II Senior, Class MV-1 and Class MV-2 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-3 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [83.50]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-4 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2 or Class MV-3 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2 and Class MV-3 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-4 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [85.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-5 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2, Class MV-3 or Class MV-4 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, and Class MV-4 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2, Class MV-3 and Class MV-4 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-5 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [87.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-6 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4 or Class MV-5 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4 and Class MV-5 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of
(i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, and Class MV-5 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4 and Class MV-5 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-6 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [89.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class MV-7 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 or Class MV-6 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates have been reduced to zero; (ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5 and Class MV-6 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-7 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [91.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

Class MV-8 Principal Distribution Amount:

(i) Prior to the Group II Stepdown Date and on any Distribution Date on which a Group II Trigger Event is in effect, zero if any of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 or Class MV-7 Certificates remain outstanding; 100% of the Group II Principal Distribution Amount if the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Certificates have been reduced to zero;
(ii) on or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Certificates after distribution of the Group II Senior, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6 and Class MV-7 Principal Distribution Amounts, respectively, on the related Distribution Date and (b) the outstanding principal balance of the Class MV-8 Certificates immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately [93.00]% times the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (b) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus the Group II OC Floor.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Class Principal Carryover Shortfall:

As to any Class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the certificate principal balance of that Class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal Carryover Shortfall to such Class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the amount of interest accrued for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class on the preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess at the related Certificate Interest Rate.

Distributions:

Except as described in C and D below, collections on the Group I Mortgage Loans will only be available to make distributions on the Group I Certificates and collections on the Group II Mortgage Loans will only be available to make distributions on the Group II Certificates.

Funds available for distribution, after reimbursements to the Servicer as permitted under the Pooling and Servicing Agreement, will be made as follows:

A. Funds received with respect to Group I will be applied as follows:

1. To the Administrator, the Administrative Fee for the related Group and Distribution Date;

2. To the Group I Senior Certificates, to pay accrued interest and any Class Interest Carryover Shortfalls for such Distribution Date;

3.       The remaining amounts pursuant to clause C below.

B. Funds received with respect to Group II will be applied as follows:

1. To the Administrator, the Administrative Fee for the related Group and Distribution Date;

2. To the Class AV-1 Certificates, to pay accrued interest and Class Interest Carryover Shortfalls for such Distribution Date;

3.       The remaining amounts pursuant to clause D below.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

C. The remaining amounts not applied pursuant to A. above will be applied as follows:

1. Sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class MF-8 Certificates, in that order, accrued interest for the applicable Distribution Date.

2. To the Group I Senior Certificates, the Group I Senior Principal Distribution Amount in the following order of priority:

         (a) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Principal Distribution Amount; and

         (b) sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, in that order, until the respective Class Principal Balances of such Certificates have been reduced to zero.

3. To the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount for the applicable Distribution Date.

4. To the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount for the applicable Distribution Date.

5. To the Class MF-3 Certificates, the Class MF-3 Principal Distribution Amount for the applicable Distribution Date.

6. To the Class MF-4 Certificates, the Class MF-4 Principal Distribution Amount for the applicable Distribution Date.

7. To the Class MF-5 Certificates, the Class MF-5 Principal Distribution Amount for the applicable Distribution Date.

8. To the Class MF-6 Certificates, the Class MF-6 Principal Distribution Amount for the applicable Distribution Date.

9. To the Class MF-7 Certificates, the Class MF-7 Principal Distribution Amount for the applicable Distribution Date.

10. To the Class MF-8 Certificates, the Class MF-8 Principal Distribution Amount for the applicable Distribution Date.

11. To the Class MF-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

12. To the Class MF-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions
        (continued):

13. To the Class MF-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

14. To the Class MF-4 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

15. To the Class MF-5 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

16. To the Class MF-6 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

17. To the Class MF-7 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

18. To the Class MF-8 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

19. To the Group I Senior Certificates, pro-rata, and then sequentially to the Class MF-1, Class MF-2, Class MF-3, Class MF-4 and Class MF-5 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

20.      To the Class AF-1 Certificates, any Group I Net WAC Cap Carryover.

21. Once the Group I Required Overcollateralization Target Amount has been met, to the Group II Certificates, pursuant to clause D, until the Group II Required Overcollateralization Target Amount has been met.

22.      To the holder of the residual interest, any remaining amount.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):

D. The remaining amounts not applied pursuant to B. above will be applied as follows:

         1. Sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7 and Class MV-8 Certificates, in that order, accrued interest for the applicable Distribution Date.

         2. To the Class AV-1 Certificates, the Group II Senior Principal Distribution Amount, until its Principal Balance has been reduced to zero.

         3. To the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount for the applicable Distribution Date.

         4. To the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount for the applicable Distribution Date.

         5. To the Class MV-3 Certificates, the Class MV-3 Principal Distribution Amount for the applicable Distribution Date.

         6. To the Class MV-4 Certificates, the Class MV-4 Principal Distribution Amount for the applicable Distribution Date.

         7. To the Class MV-5 Certificates, the Class MV-5 Principal Distribution Amount for the applicable Distribution Date

         8. To the Class MV-6 Certificates, the Class MV-6 Principal Distribution Amount for the applicable Distribution Date

         9. To the Class MV-7 Certificates, the Class MV-7 Principal Distribution Amount for the applicable Distribution Date

         10. To the Class MV-8 Certificates, the Class MV-8 Principal Distribution Amount for the applicable Distribution Date

         11. To the Class MV-1 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         12. To the Class MV-2 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         13. To the Class MV-3 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Distributions (continued):

         14. To the Class MV-4 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         15. To the Class MV-5 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         16. To the Class MV-6 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         17. To the Class MV-7 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         18. To the Class MV-8 Certificates, (i) any Class Interest Carryover Shortfall and then (ii) any Class Principal Carryover Shortfall.

         19. To the Group II Senior Certificates, and then sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7 and Class MV-8 Certificates, any Civil Relief Act shortfalls and prepayment interest shortfalls.

         20. To the Class AV-1, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7 and Class MV-8 Certificates, in that order, any Group II Net WAC Cap Carryover.

         21. Once the Group II Required Overcollateralization Target Amount has been met, to the Group I Certificates, pursuant to clause C, until the Group I Required Overcollateralization Target Amount has been met.

         22.      To the holder of the residual interest, any remaining amount.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Credit Enhancement:

EXCESS INTEREST

Excess Interest from each Group will be available to cover interest shortfalls and realized losses for both Groups and to help each Group reach its Required Overcollateralization Target Amount.

OVERCOLLATERALIZATION

There is no initial Overcollateralization Amount for Group I. The Required Overcollateralization Target Amount for Group I will build up to [3.35]% of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

There is no initial Overcollateralization Amount for Group II. The Required Overcollateralization Target Amount for Group II will build up to [3.50]% of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

The Overcollateralization Target Amount for either loan group may step down over time.

SUBORDINATION

Credit enhancement for more senior classes of Certificates in a Group is provided by the subordination of other more junior classes of Certificates in that Group.

Group I Credit Enhancement Percentages:

    Original Percentages               Stepdown Percentages
---------------------------       -----------------------------
   Class            Percent          Class            Percent
-----------        --------       ----------          -------
Class AF-1         [16.60]%       Class AF-1         [33.20]%
Class AF-2         [16.60]%       Class AF-2         [33.20]%
Class AF-3         [16.60]%       Class AF-3         [33.20]%
Class AF-4         [16.60]%       Class AF-4         [33.20]%
Class AF-5         [16.60]%       Class AF-5         [33.20]%
Class MF-1         [13.60]%       Class MF-1         [27.20]%
Class MF-2         [11.35]%       Class MF-2         [22.70]%
Class MF-3          [9.85]%       Class MF-3         [19.70]%
Class MF-4          [8.35]%       Class MF-4         [16.70]%
Class MF-5          [6.85]%       Class MF-5         [13.70]%
Class MF-6          [5.60]%       Class MF-6         [11.20]%
Class MF-7          [4.35]%       Class MF-7          [8.70]%
Class MF-8          [3.35]%       Class MF-8          [6.70]%

On any Distribution Date, the Senior Enhancement Percentage for Group I will equal (i) the sum of (a) the principal balance of the Group I Subordinate Certificates and (b) the Group I Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group I Mortgage Loans as of the last day of the related Due Period.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Credit Enhancement Percentages:

   Original Percentages           Stepdown Percentages
------------------------       -------------------------
  Class          Percent         Class          Percent
----------      --------       ----------      ---------
Class AV-1      [17.50]%       Class AV-1      [35.00]%
Class MV-1      [12.00]%       Class MV-1      [24.00]%
Class MV-2       [9.25]%       Class MV-2      [18.50]%
Class MV-3       [8.25]%       Class MV-3      [16.50]%
Class MV-4       [7.50]%       Class MV-4      [15.00]%
Class MV-5       [6.50]%       Class MV-5      [13.00]%
Class MV-6       [5.50]%       Class MV-6      [11.00]%
Class MV-7       [4.50]%       Class MV-7       [9.00]%
Class MV-8       [3.50]%       Class MV-8       [7.00]%

On any Distribution Date, the Senior Enhancement Percentage for Group II will equal (i) the sum of (a) the principal balance of the Group II Subordinate Certificates and (b) the Group II Overcollateralization Amount, divided by (ii) the outstanding principal balance of the Group II Mortgage Loans as of the last day of the related Due Period.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Required Overcollateralization Target Amount:

On the Closing Date, the trust will issue an aggregate principal amount of Certificates, which is approximately equal to the aggregate principal balance of the Mortgage Loans as of the Cutoff Date. On each Distribution Date, commencing April 26, 2004, to the extent not used to cover realized losses or interest shortfalls, 100% of the Excess Interest will be used to pay principal to the Certificates, reducing the aggregate principal balance of the Certificates below the aggregate principal balance of the Mortgage Loans. This will reduce the principal balance of the Certificates faster than the principal balance of the Mortgage Loans until the Required Overcollateralization Target Amount for each Group is reached. This excess of the principal balance of the Mortgage Loans over the principal balance of the Certificates represents overcollateralization ("Overcollateralization"), which may be used to absorb losses on the Mortgage Loans not covered by Excess Interest. Overcollateralization for Group I is "The Group I Overcollateralization Amount". Overcollateralization for Group II is "The Group II Overcollateralization Amount".

Prior to the Group I Stepdown Date, the minimum Group I Required Overcollateralization Target Amount is approximately [3.35]% of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date. On and after the Group I Stepdown Date, provided a Group I Trigger Event has not occurred, the Group I Required Overcollateralization Target Amount may be reduced to approximately [6.70]% of the then current principal balance of the Group I Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off date. If, due to losses, the Group I Overcollateralization Amount is reduced below the Group I Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group I Certificates in order to establish and maintain the Group I Required Overcollateralization Target Amount (a "Group I Subordination Increase Amount"). On or after the Group I Stepdown Date and to the extent a Group I Trigger Event is not in effect, the Group I Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph C in the "Distributions" section above. This "stepped down" amount is the "Group I Subordination Decrease Amount." Once the Group I Required Overcollateralization Target Amount has been met, Excess Interest from Group I may be used to pay principal on the Group II Certificates until the Group II Required Overcollateralization Target Amount has been met.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Prior to the Group II Stepdown Date, the minimum Group II Required Overcollateralization Target Amount is approximately [3.50]% of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date. On and after the Group II Stepdown Date, provided a Group II Trigger Event has not occurred, the Group II Required Overcollateralization Target Amount may be reduced to approximately [7.00]% of the then current principal balance of the Group II Mortgage Loans after applying payments received for the related collection period, subject to a floor of 0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off date. If, due to losses, the Group II Overcollateralization Amount is reduced below the Group II Required Overcollateralization Target Amount, Excess Interest, if any, will be applied as principal to reduce the principal balance of the Group II Certificates in order to establish and maintain the Group II Required Overcollateralization Target Amount (a "Group II Subordination Increase Amount"). On or after the Group II Stepdown Date and to the extent a Group II Trigger Event is not in effect, the Group II Required Overcollateralization Target Amount will be permitted to "step down" and the released principal will be distributed according to paragraph D in the "Distributions" section above. This "stepped down" amount is the "Group II Subordination Decrease Amount."

Once the Group II Required Overcollateralization Target Amount has been met, Excess Interest from Group II may be used to pay principal on the Group I Certificates until the Group I Required Overcollateralization Target Amount has been met.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group I Stepdown Date:

The earlier to occur of: (a) when the outstanding principal balance of the Group I Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group I Senior Enhancement Percentage is at least equal to [33.20]%.

Group I OC Floor:

0.50% of the principal balance of the Group I Mortgage Loans as of the Cut-Off Date.

Group I Trigger Event:

Occurs if (a) the Group I Senior Enhancement is less than or equal to [2.2] times the total principal balance of Group I Mortgage Loans that are 60+ days delinquent. 60+ delinquent Group I Mortgage Loans includes the sum of the Group I Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

(b) the aggregate amount of realized losses on the Group I Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group I Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Dates                          Percentage
------------------                          ----------
37 to 48:                [3.50]% for the first month, plus an additional
                         [0.104167]% for each month thereafter
49 to 60:                [4.75]% for the first month, plus an additional
                         [0.083333]% for each month thereafter
61 to 72:                [5.75]% for the first month, plus an additional
                         [0.020833]% for each month thereafter
73 and thereafter:       [6.00]%

If a Group I Trigger Event occurs, the Group I Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group I Required Overcollateralization Target Amount.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Group II Stepdown Date:

The earlier to occur of (a) when the outstanding principal balance of the Group II Senior Certificates is reduced to zero or (b) the later to occur of (i) the 37th Distribution Date and (ii) the first Distribution Date on which the Group II Senior Enhancement Percentage is at least equal to [35.00]%.

Group II OC Floor:

0.50% of the principal balance of the Group II Mortgage Loans as of the Cut-Off Date.

Group II Trigger Event:

Occurs if (a) the Group II Senior Enhancement is less than or equal to [2.30] times the total principal balance of Group II Mortgage Loans that are 60+ days delinquent. 60+ delinquent Group II Mortgage Loans includes the sum of the Group II Mortgage Loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy; or

(b) the aggregate amount of realized losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of such preceding collection period divided by the principal balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Dates                     Percentage
------------------                     ----------
37 to 48:              [5.00]% for the first month, plus an additional
                       [0.083333]% for each month thereafter
49 to 60:              [6.75]% for the first month, plus an additional
                       [0.104166]% for each month thereafter
61 to 72:              [8.00]% for the first month, plus an additional
                       [0.041667]% for each month thereafter
73 and thereafter:     [8.50]%

If a Group II Trigger Event occurs, the Group II Required Overcollateralization Target Amount will not be allowed to step down and will be equal to the previous period's Group II Required Overcollateralization Target Amount.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                          PRELIMINARY SUMMARY OF TERMS

Optional Termination:

The entire transaction is eligible for call when the combined outstanding principal balance of the Group I and Group II Mortgage Loans reaches 10% or less of the Cut-Off Date principal balance of such loans.

Auction Sale:

If the Optional Termination is not exercised on the first Distribution Date on which it could have been exercised, on the next Distribution Date the Trustee will begin an auction process to sell the Mortgage Loans and other assets of the trust. The Trustee will sell the Mortgage Loans and other assets of the trust if the amounts that will be received from the Auction Sale will be sufficient to pay the outstanding aggregate Certificate principal balance, accrued and unpaid interest thereon, unreimbursed Servicer Advances, Delinquency Advances and Compensating Interest, and other amounts as described in the Prospectus Supplement, other than any interest cap carryforward, realized losses, Civil Relief Act shortfalls or prepayment interest shortfalls.

Step-up Coupon:

For either Group I or Group II, if the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the Certificate Interest Rates on the Group I Certificates, except for the Class AF-1 Certificates, will be increased by 0.50%, the margin for the Class AF-1 Certificates and the Group II Senior Certificates will increase by 100% of the current margin, and the margin for the Group II Subordinate Certificates will increase by 50% of the current margin.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

               CITIGROUP GLOBAL MARKETS MORTGAGE FINANCE CONTACTS

   NAME:                  TELEPHONE:                    E-MAIL:
Evan Mitnick            (212) 723-6621         evan.mitnick@citigroup.com
Director

Jon Riber               (212) 723-6536         jonathan.riber@citigroup.com
Associate

Bobbie                  (212) 723-6753         bobbie.theivakumaran@citigroup.com
Theivakumaran
Analyst

                 CITIGROUP GLOBAL MARKETS MBS TRADING CONTACTS

   NAME:                   TELEPHONE:                   E-MAIL:
Jim De Mare             (212) 723-6217         james.p.demare@citigroup.com
Managing Director

Matt Cherwin            (212) 723-6217         matthew.cherwin@citigroup.com
Director

Michael Leung           (212) 723-6325         michael.leung@citigroup.com
Director

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Group II % of (CPR)             0.0%             15.0%               28.0%                35.0%              45.0%

Class AF-1
Avg. Life (yrs)                12.07             2.26                1.00                 0.76                0.56
Mod. Dur. (yrs)                10.95             2.20                0.99                 0.75                0.55
Window (mo)                    1-255             1-65                1-27                 1-20                1-15
Expected Final Mat.           Jun 2025         Aug 2009            JUN 2006             Nov 2005            Jun 2005

Class AF-2
Avg. Life (yrs)                23.42             8.68                3.00                 2.12                1.51
Mod. Dur. (yrs)                16.96             7.55                2.84                 2.03                1.46
Window (mo)                   255-305           65-157               27-51                20-31               15-22
Expected Final Mat.           Aug 2029         Apr 2017            JUN 2008             Oct 2006            Jan 2006

Class AF-3
Avg. Life (yrs)                26.01             14.83               5.00                 2.85                2.00
Mod. Dur. (yrs)                15.98             11.02               4.45                 2.65                1.89
Window (mo)                   305-320           157-191              51-73                31-47               22-26
Expected Final Mat.           Nov 2030         Feb 2020            APR 2010             Feb 2008            May 2006

Class AF-4
Avg. Life (yrs)                26.94             15.90               7.51                 4.88                2.36
Mod. Dur. (yrs)                14.73             10.85               6.15                 4.24                2.18
Window (mo)                   320-324           191-191              73-94                47-71               26-31
Expected Final Mat.           Mar 2031         Feb 2020            JAN 2012             Feb 2010            Oct 2006

Class AF-5
Avg. Life (yrs)                13.18             8.02                6.44                 5.54                3.41
Mod. Dur. (yrs)                 9.80             6.62                5.54                 4.87                3.12
Window (mo)                    37-324           37-191               40-94                46-71               31-51
Expected Final Mat.           Mar 2031         Feb 2020            JAN 2012             Feb 2010            Jun 2008

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

           GROUP I SENSITIVITY ANALYSIS - TO MATURITY

Group I % of (HEP)              0.0%             10.0%               23.0%                30.0%              40.0%
Group II % of (CPR)             0.0%             15.0%               28.0%                35.0%              45.0%

Class AF-1
Avg. Life (yrs)                12.07             2.26                1.00                 0.76                0.56
Mod. Dur. (yrs)                10.95             2.20                0.99                 0.75                0.55
Window (mo)                   1 - 255           1 - 65              1 - 27               1 - 20              1 - 15
Expected Final Mat.           Jun 2025         Aug 2009            JUN 2006             Nov 2005            Jun 2005

Class AF-2
Avg. Life (yrs)                23.42             8.68                3.00                 2.12                1.51
Mod. Dur. (yrs)                16.96             7.55                2.84                 2.03                1.46
Window (mo)                  255 - 305         65 - 157             27 - 51              20 - 31             15 - 22
Expected Final Mat.           Aug 2029         Apr 2017            JUN 2008             Oct 2006            Jan 2006

Class AF-3
Avg. Life (yrs)                26.01             15.04               5.00                 2.85                2.00
Mod. Dur. (yrs)                15.98             11.13               4.45                 2.65                1.89
Window (mo)                  305 - 320         157 - 209            51 - 73              31 - 47             22 - 26
Expected Final Mat.           Nov 2030         Aug 2021            APR 2010             Feb 2008            May 2006

Class AF-4
Avg. Life (yrs)                27.25             21.47               10.87                5.75                2.36
Mod. Dur. (yrs)                14.82             13.01               8.11                 4.80                2.18
Window (mo)                  320 - 334         209 - 322           73 - 218             47 - 168             26 - 31
Expected Final Mat.           Jan 2032         Jan 2031            MAY 2022             Mar 2018            Oct 2006

Class AF-5
Avg. Life (yrs)                13.18             8.05                6.78                 6.84                4.56
Mod. Dur. (yrs)                 9.80             6.63                5.77                 5.81                4.01
Window (mo)                   37 - 332         37 - 319            40 - 215             46 - 166            31 - 121
Expected Final Mat.           Nov 2031         Oct 2030            FEB 2022             Jan 2018            Apr 2014

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company, Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

           GROUP II SENSITIVITY ANALYSIS - TO 10% OPTIONAL TERMINATION

Group II % of (CPR)                0.0%              15.0%                28.0%                35.0%             45.0%
Group I % of (HEP)                 0.0%              10.0%                23.0%                30.0%             40.0%

Class AV-1
Avg. Life (yrs)                  17.42               4.42                 2.24                 1.63              1.04
Mod. Dur. (yrs)                  15.10               4.16                 2.17                 1.59              1.02
Window (mo)                      1-324              1-191                 1-94                 1-71              1-35
Expected Final Mat.           Mar 2031           Feb 2020             JAN 2012             Feb 2010          Feb 2007

                   GROUP II SENSITIVITY ANALYSIS - TO MATURITY

Group II % of (CPR)                0.0%              15.0%                28.0%                35.0%             45.0%
Group I % of (HEP)                 0.0%              10.0%                23.0%                30.0%             40.0%

Class AV-1
Avg. Life (yrs)                  17.57               4.57                 2.38                 1.74              1.04
Mod. Dur. (yrs)                  15.21               4.28                 2.28                 1.69              1.02
Window (mo)                    1 - 350            1 - 302              1 - 183              1 - 143            1 - 35
Expected Final Mat.           May 2033            May 2029            JUN 2019             Feb 2016          Feb 2007

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                      NET WAC CAP TABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1 MONTH LIBOR AT 1.09% FOR LIFE AND 6 MONTH LIBOR AT 1.15% FOR LIFE

Pd   Rate (%)   Pd    Rate (%)    Pd   Rate (%)
 1     7.71     33      6.68      65     6.46
 2     6.68     34      6.46      66     6.46
 3     6.46     35      6.46      67     6.68
 4     6.68     36      7.16      68     6.46
 5     6.46     37      6.46      69     6.68
 6     6.46     38      6.68      70     6.46
 7     6.68     39      6.46      71     6.46
 8     6.46     40      6.68      72     7.16
 9     6.68     41      6.46      73     6.46
10     6.46     42      6.46      74     6.68
11     6.46     43      6.68      75     6.46
12     7.16     44      6.46      76     6.68
13     6.46     45      6.68      77     6.46
14     6.68     46      6.46      78     6.46
15     6.46     47      6.46      79     6.68
16     6.68     48      6.91      80     6.46
17     6.46     49      6.46      81     6.68
18     6.46     50      6.68      82     6.46
19     6.68     51      6.46      83     6.46
20     6.46     52      6.68      84     7.16
21     6.68     53      6.46      85     6.46
22     6.46     54      6.46      86     6.68
23     6.46     55      6.68      87     6.46
24     7.16     56      6.46      88     6.68
25     6.46     57      6.68      89     6.46
26     6.68     58      6.46      90     6.46
27     6.46     59      6.46      91     6.68
28     6.68     60      7.16      92     6.46
29     6.46     61      6.46      93     6.68
30     6.46     62      6.68      94     6.46
31     6.68     63      6.46
32     6.46     64      6.68

Assumptions: Pricing speed, run to 10% optional termination , 6-month LIBOR is 1.15% for Life and one-month LIBOR is 1.09% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                      NET WAC CAP TABLE-GROUP I CLASS AF-1

NET WAC TABLE - 1 MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd   Rate (%)   Pd    Rate (%)    Pd   Rate (%)
 1     7.71     33      6.68      65     6.46
 2     6.68     34      6.46      66     6.46
 3     6.46     35      6.46      67     6.68
 4     6.68     36      7.16      68     6.46
 5     6.46     37      6.46      69     6.68
 6     6.46     38      6.68      70     6.46
 7     6.68     39      6.46      71     6.46
 8     6.46     40      6.68      72     7.16
 9     6.68     41      6.46      73     6.46
10     6.46     42      6.46      74     6.68
11     6.46     43      6.68      75     6.46
12     7.16     44      6.46      76     6.68
13     6.46     45      6.68      77     6.46
14     6.68     46      6.46      78     6.46
15     6.46     47      6.46      79     6.68
16     6.68     48      6.91      80     6.46
17     6.46     49      6.46      81     6.68
18     6.46     50      6.68      82     6.46
19     6.68     51      6.46      83     6.46
20     6.46     52      6.68      84     7.16
21     6.68     53      6.46      85     6.46
22     6.46     54      6.46      86     6.68
23     6.46     55      6.68      87     6.46
24     7.16     56      6.46      88     6.68
25     6.46     57      6.68      89     6.46
26     6.68     58      6.46      90     6.46
27     6.46     59      6.46      91     6.68
28     6.68     60      7.16      92     6.46
29     6.46     61      6.46      93     6.68
30     6.46     62      6.68      94     6.46
31     6.68     63      6.46      95     6.46
32     6.46     64      6.68

Assumptions: : Pricing speed, run to 10% optional termination, 6-month LIBOR is 20.00% for Life and one-month LIBOR is 20.00% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                           NET WAC CAP TABLE-GROUP II

NET WAC TABLE - 1 MONTH LIBOR AT 1.09% FOR LIFE AND 6 MONTH LIBOR AT 1.15% FOR LIFE

Pd   Rate (%)   Pd    Rate (%)    Pd   Rate (%)
 1     7.34     33      7.14      65     6.91
 2     6.36     34      6.91      66     6.91
 3     6.16     35      6.91      67     7.14
 4     6.36     36      7.65      68     6.91
 5     6.16     37      6.91      69     7.14
 6     6.16     38      7.14      70     6.91
 7     6.36     39      6.91      71     6.91
 8     6.16     40      7.14      72     7.65
 9     6.36     41      6.91      73     6.91
10     6.16     42      6.91      74     7.14
11     6.16     43      7.14      75     6.91
12     6.82     44      6.91      76     7.14
13     6.16     45      7.14      77     6.91
14     6.36     46      6.91      78     6.91
15     6.88     47      6.91      79     7.14
16     7.11     48      7.39      80     6.91
17     6.88     49      6.91      81     7.14
18     6.88     50      7.14      82     6.91
19     7.11     51      6.91      83     6.91
20     6.88     52      7.14      84     7.65
21     7.11     53      6.91      85     6.91
22     6.88     54      6.91      86     7.14
23     6.88     55      7.14      87     6.91
24     7.62     56      6.91      88     7.14
25     6.88     57      7.14      89     6.91
26     7.11     58      6.91      90     6.91
27     6.91     59      6.91      91     7.14
28     7.14     60      7.65      92     6.91
29     6.91     61      6.91      93     7.14
30     6.91     62      7.14      94     6.91
31     7.14     63      6.91
32     6.91     64      7.14

Assumptions: : Pricing speed, run to 10% optional termination, 6-month LIBOR is 1.15% for Life and one-month LIBOR is 1.09% for Life.Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                           NET WAC CAP TABLE-GROUP II

NET WAC TABLE - 1 MONTH LIBOR AND 6 MONTH LIBOR AT 20.00% FOR LIFE

Pd   Rate (%)   Pd     Rate (%)   Pd   Rate (%)
 1     7.34     33      12.33     65    12.24
 2     6.36     34      11.93     66    12.24
 3     6.16     35      11.93     67    12.64
 4     6.36     36      13.21     68    12.24
 5     6.16     37      11.93     69    12.64
 6     6.16     38      12.33     70    12.24
 7     6.36     39      12.18     71    12.24
 8     6.16     40      12.59     72    13.55
 9     6.36     41      12.18     73    12.24
10     6.16     42      12.18     74    12.64
11     6.16     43      12.59     75    12.24
12     6.82     44      12.18     76    12.64
13     6.16     45      12.64     77    12.24
14     6.36     46      12.23     78    12.24
15     8.88     47      12.23     79    12.64
16     9.18     48      13.07     80    12.24
17     8.88     49      12.23     81    12.64
18     8.88     50      12.64     82    12.24
19     9.18     51      12.24     83    12.24
20     8.88     52      12.64     84    13.55
21    10.16     53      12.24     85    12.24
22     9.83     54      12.24     86    12.64
23     9.83     55      12.64     87    12.24
24    10.89     56      12.24     88    12.64
25     9.84     57      12.64     89    12.24
26    10.16     58      12.24     90    12.24
27    10.93     59      12.24     91    12.64
28    11.29     60      13.55     92    12.24
29    10.93     61      12.24     93    12.64
30    10.93     62      12.64     94    12.24
31    11.29     63      12.24     95    12.24
32    10.93     64      12.64

Assumptions: : Pricing speed, run to 10% optional termination, 6-month LIBOR is 20.00% for Life and one-month LIBOR is 20.00% for Life. Net WAC Cap is the max coupon for the Certificates using the above assumptions, adjusted for Actual/360 basis. Fees include Servicer Fee and Administrative Fee.

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                 GROUP I COLLATERAL SUMMARY - FIXED RATE LOANS

Collateral statistics for the Group I Mortgage Loans listed below are as of the Statistical Calculation Date.

                                      COLLATERAL SUMMARY      RANGES (IF APPLICABLE)
-------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                            3,190

TOTAL OUTSTANDING LOAN BALANCE         $412,938,927.86

AVERAGE LOAN PRINCIPAL BALANCE         $    129,447.94       $15,641.72 - $672,733.26

WA COUPON                                         7.20%                 5.50% - 10.85%

WA ORIGINAL TERM (MO.)                             337                      120 - 360

WA REMAINING TERM (MO.)                            330                      107 - 356

WA ORIGINAL LTV                                  87.01%                 13.42%-100.00%

WA FICO                                            676                      501 - 833

1ST LIENS (%)                                   100.00%

BALLOONS (%)                                      3.09%

PROPERTY TYPE

SINGLE FAMILY
2-4 FAMILY                                       96.04%
CONDO                                             1.19%
PUD                                               2.62%
                                                  0.15%
OCCUPANCY STATUS

     PRIMARY HOME                                99.71%
     INVESTMENT                                   0.23%
     SECOND                                       0.05%

LOAN PURPOSE

CASH-OUT REFI                                    71.79%
PURCHASE                                         13.35%
RATE-TERM REFI                                   14.86%

GEOGRAPHIC DISTRIBUTION                IN         7.74%
                                       OH         7.38%
                                       VA         7.25%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

                    GROUP II COLLATERAL SUMMARY - ARM LOANS

Collateral statistics for the Group II Mortgage Loans listed below are as of the Statistical Calculation Date.

                                             COLLATERAL SUMMARY        RANGES (IF APPLICABLE)
----------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                     1,344

TOTAL OUTSTANDING LOAN BALANCE                 $ 189,152,230.16

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE     $     140,738.27       $35,581.09 - $448,037.07

WA COUPON                                                  6.88%                 5.50% - 10.85%

WA ARM CHARACTERISTICS

     MARGIN                                                6.51%                 2.25% - 11.95%
              FIRST PERIODIC CAP                           2.96%                  1.00% - 3.00%
              SUBSEQUENT PERIODIC CAP                      1.04%                  1.00% - 1.50%
              LIFETIME MAXIMUM RATE                       13.16%                10.63% - 17.85%
              LIFETIME MINIMUM RATE                        6.86%                 3.33% - 11.95%

WA ORIGINAL TERM (MO.)                                      360                      360 - 360

WA REMAINING TERM (MO.)                                     351                      339 - 356

WA ORIGINAL LTV                                           87.63%               37.44% - 100.00%

WA FICO                                                     658                      503 - 810

1ST LIENS (%)                                            100.00%

BALLOONS (%)                                               0.00%

LOAN TYPE

   2/28 ARM                                               95.05%
      3/27 ARM                                             4.95%
PROPERTY TYPE
SINGLE FAMILY                                             94.36%
2-4 FAMILY                                                 0.75%
CONDO                                                      4.06%
PUD                                                        0.82%

OCCUPANCY STATUS

     PRIMARY HOME                                         99.89%
     INVESTMENT                                            0.11%
     SECOND                                                0.00%

LOAN PURPOSE
CASH-OUT REFI                                             59.70%
PURCHASE                                                  32.86%
RATE-TERM REFI                                             7.44%

GEOGRAPHIC DISTRIBUTION

                                               MI          7.77%
                                               MN          7.38%
                                               IL          6.96%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

CFMSI 2004-1
$[520,894,000] (Approximate)

           TOTAL COLLATERAL SUMMARY - FIXED RATE LOANS AND ARM LOANS

Collateral statistics for the Mortgage Loans listed below are as of the Statistical Calculation Date.

                                               COLLATERAL SUMMARY       RANGES (IF APPLICABLE)
-----------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                      4,534

TOTAL OUTSTANDING LOAN BALANCE                   $602,091,158.02

AVERAGE OUTSTANDING LOAN PRINCIPAL BALANCE           $132,794.70       $15,641.72 - $672,733.26

WA COUPON                                                   7.10%                 5.50% - 10.85%

WA ORIGINAL TERM (MO.)                                       345                      120 - 360

WA REMAINING TERM (MO.)                                      336                      107 - 356

WA ORIGINAL LTV                                            87.21%               13.42% - 100.00%

WA FICO                                                      670                      501 - 833

1ST LIENS (%)                                             100.00%

BALLOONS (%)                                                2.12%

LOAN TYPE

 FIXED                                                     66.46%
 FIXED BALLOON                                              2.12%
 2/28 ARM                                                  29.86%
   3/27 ARM                                                 1.55%

PROPERTY TYPE

          SINGLE FAMILY                                    95.51%
2-4 FAMILY                                                  1.05%
CONDO                                                       3.07%
PUD                                                         0.36%

OCCUPANCY STATUS
          PRIMARY HOME
     INVESTMENT                                            99.77%
     SECOND                                                 0.19%
                                                            0.04%

LOAN PURPOSE
CASH-OUT REFINANCE
 PURCHASE                                                  67.99%
 RATE/TERM REFINANCE                                       19.48%
                                                           12.53%

GEOGRAPHIC DISTRIBUTION

                                                  OH        6.79%
                                                  IN        6.76%
                                                  VA        6.74%

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGM") based on information with respect to the mortgage loans provided by CitiFinancial Mortgage Company Inc. ("Citifinancial Mortgage") and its affiliates. Neither CitiFinancial Mortgage nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and the Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.